UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

ANNUAL REPORT

JANUARY 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Palmer Square Income Plus Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	10
Schedule of Investments	12
Statement of Assets and Liabilities	33
Statement of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	50
Supplemental Information	51
Expense Example	57

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Income Plus Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

January 2019

Fund Refresher

Palmer Square is pleased to present the Annual Report for the Palmer Square Income Plus Fund (“PSYPX” or the “Fund”). As a refresher, the investment objective of the Fund is income and capital appreciation. To seek to achieve that investment objective, the investment team employs a flexible mandate to find the best relative value across all of corporate credit and structured credit. The Fund has also historically maintained low interest rate duration* and high credit quality. As of the fiscal year-end 1/31/2019, the Fund was invested in a diversified pool of floating and fixed rate corporate bonds, collateralized loan obligation (“CLO”) debt, bank loans and other securities such as traditional asset-backed securities (“ABS”) and commercial paper. We believe the Fund provides a diversified stream of income while exhibiting negative correlation to the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Agg”).

What is the Fund trying to achieve in today’s market to benefit clients?

•	Income Capture – We have historically captured significant yield.

•	Diversification – As a fixed income allocation, we have had minimal interest rate duration which drives lower correlation to interest rate sensitive fixed income such as those investments which comprise the Barclays Agg.

•	Exposure to an Expanded Universe of Credit – Opportunity exists beyond traditional options such as government bonds, municipal bonds, agencies, etc.

•	Total Return – Given volatility in November and December 2018, we have now positioned the Fund for potential price appreciation as well (we will describe that in further detail below).

Summary Themes

•	2018 Performance – We are really pleased that our conservative positioning (e.g., low interest rate duration, low spread duration, and high credit quality) at the beginning of 2018 has benefited the Fund in multiple ways:

»	The Fund achieved another positive year of outperformance and we believe our positions allowed the Fund to weather the Q4 2018 volatility.

»	Given the recent pullback that most areas of credit experienced, we were able to sell some of our higher quality securities which hadn’t seen much of a price decline to buy into other high quality opportunities that not only include yield, but also potential for price appreciation.

•	2019 Positioning – We believe our conservative positioning throughout 2018 has allowed us to properly take advantage of recent volatility to position the Fund for performance in 2019. As evidence, please see the table below where we outline how we believe the metrics of the Fund are significantly improved year-over-year. We believe we have been able to increase yield potential and lower the weighted average portfolio price yet not take on incremental risk. It is interesting to note that the Fund had positive performance in 2018 AND now has even better portfolio metrics.

*	Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Fund Select Metric Comparison
	1/31/2018	1/31/2019
Investment Grade (“IG”) % of NAV	81.2%	85.3%
Yield to Expected Call*	2.9%	4.1%
Average Cash Price	$100.7	$99.0
Fiscal Year-End 1/31/2019 Performance	2.11%
*	Not indicative of the overall performance of the Fund

Performance Overview

Palmer Square is pleased to present our fiscal year-ending 1/31/2019 performance results for the Fund. As illustrated by the below portfolio characteristics, we believe we have accomplished these results with conservative positioning:

•	Returned 2.11% (net of fees) for the fiscal year-ending 1/31/2019.

Inception-to-date, the Fund has outperformed the Barclays Agg by 0.46% per annum.

•	Finished the fiscal year with 0.57 years interest rate duration, 2.04 years of spread duration (i.e., bonds in the portfolio are generally shorter maturities), 85% of the Fund in investment-grade rated securities (including cash), and 71% in floating rate securities.

Please see below for a chart which illustrates the volatility of the Fund relative to what investors have experienced in Barclay’s Agg-centric fixed income investments since the Federal Reserve quickened its pace of raising rates.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot over time.

	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	1/31/2019
Interest Rate Duration	0.21 yrs	0.39 yrs	0.39 yrs	0.48 yrs	0.50 yrs	0.57 yrs
Spread Duration	2.06 yrs	1.65 yrs	1.42 yrs	1.53 yrs	1.97 yrs	2.04 yrs
Yield to Expected Call	2.84%	3.62%	3.61%	3.66%	4.34%	4.10%
Yield to Maturity	3.11%	3.80%	3.94%	3.98%	4.33%	4.08%
Current Yield	2.65%	3.56%	3.79%	3.76%	3.93%	3.87%
30-day SEC Yield (net of fees)	2.91%	2.54%	2.96%	2.88%	3.01%	3.32%
30-day SEC Yield (gross of fees)	2.78%	2.45%	2.92%	2.88%	3.01%	3.32%
Beta vs. S&P 500	0.16	0.14	0.14	0.13	0.11	0.12
Beta vs. Bloomberg Barclays Aggregate Bond Index	-0.20	-0.18	-0.17	-0.17	-0.19	-0.16

Past performance does not guarantee future results.

Summary on Attribution, Positioning and Outlook

Fund Allocation/Attribution:

The Fund returned 2.11% (net of fees) for the fiscal year-ending 1/31/2019. The Fund’s attribution was broad-based for the fiscal year. In particular, the Fund’s allocation to high quality ABS (inclusive of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”)), CLO debt and IG corporate debt contributed strong risk-adjusted attribution of 0.72%, 0.55% and 0.48%, respectively. We are pleased that all of the Fund’s key allocations have been solid profit sources.

Allocation and Gross Attribution
	3/31/2018 Allocation	6/30/2018 Allocation	9/30/2018 Allocation	12/31/2018 Allocation	1/31/2019 Allocation	2/1/2018 to 1/31/2019 Gross Attribution
CLO Debt	14%	20%	21%	17%	19%	0.55%
ABS	17%	20%	20%	20%	19%	0.47%
RMBS	6%	3%	2%	3%	3%	0.03%
CMBS	12%	7%	5%	5%	7%	0.22%
Bank Loans	13%	13%	14%	18%	15%	0.24%
IG Corp Debt	18%	15%	17%	16%	17%	0.48%
Commercial Paper	17%	19%	17%	18%	18%	0.29%
Cash/Other	2%	3%	2%	2%	1%	0.08%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable.

2019 Fund Outlook and Positioning:

•	Yield Opportunity and Potential for Price Appreciation – We outlined this on page 2 as far as the yield statistics and weighted average price of the Fund.

•	Potential for Less Susceptibility to Risk-Off*/ Spread Widening – Spread duration of 2.04 years (the percentage price change of a bond’s price given a 1% change in the yield spread) should lessen the Fund’s susceptibility to spread widening risk in a risk-off environment. We believe this positioning also gives us an ability to be nimble should opportunities arise where we believe investors can get better compensated for the additional risk taken.

*	Risk-on risk-off is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

•	Portfolio Diversification/Expanded Set of Credit Opportunities – We believe the Fund is well-diversified across both corporate and structured credit. The four main tools we have utilized to do this include CLO debt, bank loans, investment grade corporate bonds (including commercial paper), and traditional asset-backed securities.

•	High Credit Quality – As of 1/31/2019, approximately 85% of the portfolio held an investment grade rating (including cash). Given the high quality bent of the strategy, as described below, Palmer Square has sought to primarily invest in securities the firm believes have low potential for default including exposure, direct and through CLOs, to first lien, senior secured bank loans, ABS/mortgage-backed securities (“MBS”) that are high-up in the capital structure with plenty of credit subordination, and finally securities which have low spread durations and floating rate coupons. The Fund is allocated in a manner which may, in our view, provide a measure of principal preservation and enhanced income generation in a rising rate scenario.

•	Floating Rate Positioning May Benefit Portfolio if Rates Rise – Interest rate duration of 0.57 years. Given the Fund’s overweight to floating rate or short-dated debt, we believe the Fund will benefit from a rising rate environment.

Positioning Detail by Fund Allocation:

•	CLO Allocation/Opportunity to Capture High Income – As of 1/31/2019, 19% of the portfolio. We believe the Fund’s CLO allocation continues to be well-positioned to offer solid income/yield with relatively low credit risk. With the 90-day LIBOR rate at 2.74% (as of 1/31/2019), we believe that the Fund’s AAA, BBB and BB-rated CLO debt continue to not only offer high yield at these current rates, but will also benefit should rates rise incrementally from here. Overall CLO exposure declined in Q4 2018 to take advantage of the opportunity to buy into the sell-off in high quality bank loans. Most importantly, though, despite the slight reduction in exposure, within BBB/BBs, we were able to rotate out of our higher $ assets near par and into more convex bonds in the low 90’s.

•	Please see the below table which illustrates our CLO valuations January 2018 versus how we are positioned January 2019. The CLO allocation now has yield plus a potential for prices to return back to par equating to strong total return.

	Avg Cash Price of the Debt ($)			Yield to Expected Call (%)
	Jan 2018	Jan 2019	Potential Pull to Par	Jan 2018	Jan 2019	% Change
CLO AAA	n/a	99.3	+0.7	n/a	3.86%	n/a
CLO BBB	101.3	97.2	+2.8	4.18%	6.02%	1.84
CLO BB	102.1	96.2	+3.8	6.13%	9.37%	3.24

Source: Bloomberg as of 1/31/2019.

•	ABS/MBS Allocation Provides Diversification and Income Capture – As of 1/31/2019, 30% of the portfolio. We believe our primary focus on ABS/MBS securities with low spread durations and floating rate coupons allowed us to generate continued positive performance from this portion of the portfolio. Our allocation to ABS/MBS is comprised primarily of AAA-rated auto and other high quality, short weighted average life securities.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

ABS/MBS Positions	1/31/2019 Allocation
Agency	0.5%
Agency Credit	0.3%
Conduit	0.7%
Single Asset/Single Borrower	5.4%
CMBS	6.9%
Agency	0.3%
Non-Agency	2.5%
RMBS	2.8%
Autos	14.7%
Equipment	4.2%
Franchise	0.0%
Receivables	0.0%
Other	0.9%
ABS	19.8%

•	Commercial Paper – As of 1/31/2019, 18% of the portfolio. We maintained our exposure to commercial paper given the average yield on 90-day commercial paper has increased from 1.3% in Q3 2017 to 2.64% currently.

Commercial Paper Yield - 90 Day

•	Bank Loan Allocation – As of 1/31/2019, 15% of the portfolio. Please note that we reduced our allocation to CLOs in Q4 2018 in order to take advantage of the opportunity to buy into the sell-off in high quality bank loans. Of the 14.8% allocation to loans, over 6.8% are rated investment grade at the facility level. Please note that 99% are first-lien, senior secured as well. Please note that this timely investment move for the Fund has been a strong source of attribution in January.

•	Investment Grade (“IG”) Corporate Bond Allocation – As of 1/31/2019, 17% of the portfolio. The allocation to IG corporate bonds was flat q/q, although late in the year we started doing some duration extension swaps within our single A issuers to capture what is now a historically steep spread curve. We have continued to maintain minimal high yield bond exposure and reduced that exposure almost entirely in Oct/Nov and early Dec. Given wider spreads now, we will look to tactically add some high-quality BB-rated high yield bonds (where appropriate). Of the 17% exposure, 11.4% is in short-dated fixed rate bonds and 5.9% in floating rate bonds. We continue to have a preference for floating rate or limited duration securities which are investment grade rated.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

In summary, we believe the Fund is well-positioned to not only generate yield and some total return, but also exhibit lower price volatility over market cycles. As mentioned in our last quarter’s letter, we believe our Fund positioning has the potential to deliver a higher Sharpe ratio as we continue to navigate these markets. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

For comparison of how the Fund is positioned relative to two commonly-referenced indices (both of which differ significantly from the Fund either due to credit quality or duration), please see the table below:

	PSYPX	Bloomberg Barclays U.S. Aggregate Bond Index	Credit Suisse Leveraged Loan Index
Current Yield	3.87%	3.10%	7.05%
Yield to Maturity	4.08%	3.15%	7.15%
Spread	156	47	461
Interest Rate Duration	0.57 yrs	5.86 yrs	0.13 yrs
Spread Duration	2.04 yrs	5.86 yrs	4.34 yrs

RATINGS:
AAA	29%	73%
AA	5%	4%
A	14%	10%
BBB	37%	14%	2%
BB	11%		29%
B	3%		58%
CCC & BELOW			7%
NR			4%

Source: Palmer Square, Bloomberg as of 1/31/2019. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Performance Summary

Fund Performance Net of Fees as of 1/31/2019 (inception 2/28/2014)
	Jan 2019	2018	2017	2016	2015	YTD 2014	1 Year	3 Years	Since Inception Annualized
PSYPX	1.34%	1.17%	4.03%	5.24%	1.21%	0.95%	2.11%	4.95%	2.82%
Bloomberg Barclays U.S. Aggregate Bond Index	1.06%	0.01%	3.54%	2.66%	0.57%	4.03%	2.25%	1.95%	2.36%
Excess Return	0.28%	1.16%	0.49%	2.58%	0.64%	-3.08%	-0.14%	3.00%	0.46%

Class I shares – Annual Expense Ratio: Gross 0.83%/Net 0.78%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

2019 Credit Market Overview

1)	The Yield Curve?

As we describe in prior letters, Palmer Square is positioned with low interest rate duration and relatively low spread duration. In typical markets, this type of conservative positioning would mean that we would have sacrificed meaningful yield. Not so. To put this into perspective, please see the below chart which outlines different rates as of 1/31/2019. The yield curve continues to be relatively flat. For illustration purposes, we also included the yield curve as of 1/3/2017.

2)	What Are the Most Notable Risks to Today’s Credit Environment?

In presenting any type of credit market overview, it is important to discuss, what we believe, a credit investor’s biggest concern: what will default rates look like going forward? While there are a fair number of important metrics that point to a relatively low default environment, such as the U.S. macroeconomic picture and robust interest coverage ratios, there are also some cracks in the pavement, especially in certain industries such as retail and certain cyclical industries which are currently trading at peak EBITDA levels.

Let’s start with the positive data points. The U.S. macroeconomic picture is generally stable to positive. Recent jobs data was strong. Corporate earnings have also generally been stable to improving. ISM data is still in expansionary territory; however, recent data last month illustrates the largest drop since 2008 and only 11 of 18 industries reporting growth in December 2018. Consumer confidence also remains at high levels and consumption data is positive. The housing market appears to have cooled in recent months; however, home prices are still rising. In general, we have witnessed synchronized global growth for now. In summary, macroeconomic conditions are supportive of companies paying back debt.

In addition, we perform bottom-up analysis when looking at prospective default rates. While net leverage for both investment grade and high yield companies has risen, interest coverage ratios are generally still at median or better levels suggesting companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Please see the below two bar graphs provided by Morgan Stanley which outline interest coverage for both investment grade and high yield. At Palmer Square, we have overweighted non-cyclicals and been underweight cyclicals as we believe less cyclical businesses can withstand greater economic stresses and are better positioned to weather a recessionary environment (should one present itself).

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Investment Grade	High Yield
Interest Coverage Ticks Lower as Debt Grows and Financing Costs Rise	HY Interest Coverage Ticks Higher Again

While we do believe the current environment appears stable from a credit perspective, negative catalysts still exist and we believe underwriting discipline is paramount in this environment. Palmer Square remains focused on many potential negative catalysts which could increase defaults such as rising interest costs and how that affects borrowers; can companies refinance their debt once the maturity wall finally presents itself; the swollen level of BBB-rated credits that now dominate the investment grade space and the respective susceptibility to downgrades, trade uncertainty and a slowdown in global growth, and finally, certain industries which are in secular decline (e.g., retail is the classic case).

In summary, while there are always risks in credit that need to be understood and managed, we believe our conservative positioning across U.S. corporate and structured credit and most notably, floating rate and shorter-dated credit, will continue to perform well. Further, we believe we manage a higher quality portfolio, which could serve as currency to trade into higher-return, opportunistic situations (should a sell-off ensue).

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which should lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration), is positioned in predominately investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk- adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio.

Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus, or summary prospectus carefully before investing.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Income Plus Fund

FUND PERFORMANCE at January 31, 2019 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of January 31, 2019	1 Year	3 Years	Since Inception	Inception Date
Palmer Square Income Plus Fund	2.11%	4.95%	2.82%	02/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	2.25%	1.95%	2.36%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for the Fund were 0.83% and 0.78%, respectively, which were the amounts stated in the current prospectus dated June 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until May 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Palmer Square Income Plus Fund

FUND PERFORMANCE at January 31, 2019 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Effective April 3, 2017, the Fund no longer charges redemption fees. Prior to April 3, 2017, the Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS

As of January 31, 2019

Principal Amount		Value
	Bank Loans – 14.9%
$2,870,472	AECOM 4.249% (US LIBOR+175 basis points), 3/13/2025[1,2]	$2,816,665
1,877,223	Air Canada 4.500% (US LIBOR+200 basis points), 10/6/2023[1,2,3,4]	1,871,751
840,000	Allegiant Travel Co. 4.500% (US LIBOR+450 basis points), 2/5/2024[1,2,3,5,6]	833,700
897,744	Alliant Holdings Intermediate LLC 5.258% (US LIBOR+275 basis points), 5/10/2025[1,2,3]	866,076
1,249,873	American Airlines, Inc. 4.252% (US LIBOR+175 basis points), 6/27/2025[1,2,3]	1,200,547
1,421,346	American Axle & Manufacturing, Inc. 4.760% (US LIBOR+225 basis points), 4/6/2024[1,2,3]	1,376,041
1,421,383	American Builders & Contractors Supply Co., Inc. 4.499% (US LIBOR+200 basis points), 10/31/2023[1,2,3]	1,390,468
1,417,711	Ancestry.com Operations, Inc. 5.750% (US LIBOR+325 basis points), 10/19/2023[1,2,3]	1,396,445
1,852,714	Aristocrat International Pty Ltd. 4.526% (US LIBOR+175 basis points), 10/19/2024[1,2,3,4]	1,822,959
773,043	Ascend Learning LLC 5.522% (US LIBOR+300 basis points), 7/12/2024[1,2,3]	760,724
987,193	AssuredPartners, Inc. 5.749% (US LIBOR+325 basis points), 10/22/2024[1,2,3]	958,565
475,000	Asurion LLC 8.999% (US LIBOR+650 basis points), 8/4/2025[1,2,3]	479,453
1,157,358	Avolon TLB Borrower 1 U.S. LLC 4.480% (US LIBOR+200 basis points), 1/15/2025[1,2,3]	1,147,474
1,341,638	Axalta Coating Systems U.S. Holdings, Inc. 4.537% (US LIBOR+175 basis points), 6/1/2024[1,2,3]	1,319,589
847,848	BCP Raptor LLC 6.869% (US LIBOR+425 basis points), 6/30/2024[1,2,3]	812,238
	Belron Finance U.S. LLC
990,000	4.839% (US LIBOR+250 basis points), 11/7/2024[1,2,3]	978,863
325,000	2.500% (US LIBOR+250 basis points), 11/13/2025[1,2,3,5,6]	321,750
2,900,000	Berry Global, Inc. 4.266% (US LIBOR+175 basis points), 2/8/2020[1,2,3,5,6]	2,891,851
1,250,000	Brookfield WEC Holdings, Inc. 6.249% (US LIBOR+375 basis points), 8/1/2025[1,2,3]	1,245,875
875,000	California Resources Corp. 7.252% (US LIBOR+475 basis points), 12/31/2022[1,2,3]	860,051
723,500	Covia Holdings Corp. 6.553% (US LIBOR+375 basis points), 6/1/2025[1,2,3]	577,783
2,772,886	Dell International LLC 4.250% (US LIBOR+175 basis points), 9/7/2021[1,2]	2,745,157
1,440,000	Envision Healthcare Corp. 6.537% (US LIBOR+375 basis points), 10/11/2025[1,2,3]	1,360,440

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bank Loans (Continued)
	First Data Corp.
$1,375,000	4.519% (US LIBOR+200 basis points), 7/10/2022[1,2,3,5,6]	$1,371,260
1,500,000	4.519% (US LIBOR+200 basis points), 4/26/2024[1,2,3]	1,496,077
1,194,000	Flex Acquisition Co., Inc. 5.770% (US LIBOR+325 basis points), 6/22/2025[1,2,3]	1,164,449
1,172,063	GGP Nimbus LP 4.565% (US LIBOR+250 basis points), 8/24/2025[1,2,3]	1,124,342
374,063	GI Chill Acquisition LLC 6.803% (US LIBOR+400 basis points), 8/6/2025[1,2,3]	372,192
1,729,396	Grosvenor Capital Management Holdings LLLP 5.249% (US LIBOR+275 basis points), 3/29/2025[1,2,3]	1,713,537
1,388,605	H.B. Fuller Co. 4.503% (US LIBOR+200 basis points), 10/20/2024[1,2,3]	1,365,915
1,550,000	Harbor Freight Tools USA, Inc. 4.999% (US LIBOR+250 basis points), 8/16/2023[1,2,3]	1,502,671
	HCA, Inc.
484,000	3.999% (US LIBOR+150 basis points), 6/10/2020[1,2]	481,984
1,428,229	4.249% (US LIBOR+175 basis points), 3/18/2023[1,2,3]	1,423,473
1,142,013	Helix Gen Funding LLC 6.249% (US LIBOR+375 basis points), 6/3/2024[1,2,3]	1,102,191
2,606,661	Hilton Worldwide Finance LLC 4.260% (US LIBOR+200 basis points), 10/25/2023[1,2,3]	2,583,865
1,980,000	INEOS U.S. Finance LLC 4.499% (US LIBOR+200 basis points), 3/31/2024[1,2,3]	1,927,312
2,490,687	KFC Holding Co. 4.263% (US LIBOR+175 basis points), 4/3/2025[1,2,3]	2,473,563
2,886,728	Las Vegas Sands LLC 3.826% (US LIBOR+175 basis points), 3/27/2025[1,2]	2,839,371
1,000,000	Laureate Education Inc. 5.577% (US LIBOR+350 basis points), 4/26/2024[1,2,5,6]	997,085
	Lightstone Holdco LLC
938,430	6.249% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	904,933
51,736	6.249% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	49,890
1,150,221	McAfee LLC 6.250% (US LIBOR+375 basis points), 9/29/2024[1,2,3]	1,145,815
1,421,101	Medallion Midland Acquisition LLC 5.749% (US LIBOR+325 basis points), 10/30/2024[1,2,3]	1,371,363
1,471,139	National Mentor Holdings, Inc. 3.750% (US LIBOR+300 basis points), 1/31/2021[1,2,3,5,6]	1,469,609
847,837	NFP Corp. 5.499% (US LIBOR+300 basis points), 1/8/2024[1,2,3]	817,103
2,856,311	NRG Energy, Inc. 4.249% (US LIBOR+175 basis points), 6/30/2023[1,2,3]	2,815,409
825,000	Peabody Energy Corp. 5.249% (US LIBOR+275 basis points), 3/31/2025[1,2,3]	810,563

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bank Loans (Continued)
$1,421,392	Prime Security Services Borrower LLC 5.249% (US LIBOR+275 basis points), 5/2/2022[1,2,3]	$1,404,869
1,418,929	Realogy Group LLC 4.758% (US LIBOR+225 basis points), 2/8/2025[1,2,3]	1,386,564
550,000	RegionalCare Hospital Partners Holdings, Inc. 7.129% (US LIBOR+450 basis points), 11/16/2025[1,2,3]	537,900
2,847,314	RPI Finance Trust 4.499% (US LIBOR+200 basis points), 4/27/2023[1,2,3]	2,824,478
1,246,819	Sinclair Television Group, Inc. 4.750% (US LIBOR+225 basis points), 1/3/2024[1,2,3]	1,240,062
1,165,000	Sprint Communications, Inc. 5.000% (US LIBOR+250 basis points), 2/3/2024[1,2,3,5,6]	1,146,803
1,000,000	SS&C Technologies, Inc. 2.250% (US LIBOR+225 basis points), 4/16/2025[1,2,5,6]	982,690
1,421,411	Summit Materials LLC 4.499% (US LIBOR+200 basis points), 11/21/2024[1,2,3]	1,389,429
721,188	U.S. Silica Co. 6.500% (US LIBOR+400 basis points), 5/1/2025[1,2]	654,593
1,425,000	UPC Financing Partnership 5.009% (US LIBOR+250 basis points), 1/15/2026[1,2,3]	1,406,703
3,558,536	Vantiv LLC 4.572% (US LIBOR+175 basis points), 8/20/2024[1,2,3]	3,543,270
1,350,000	VFH Parent LLC 3.500% (US LIBOR+350 basis points), 3/1/2026[1,2,3,5,6]	1,345,788

	Total Bank Loans (Cost $81,697,808)	81,221,586

	Bonds – 66.4%
	Asset-Backed Securities – 40.1%
1,750,000	A Voce CLO Ltd. Series 2014-1A, Class C, 6.287% (LIBOR 3 Month+350 basis points), 7/15/2026[1,3,7]	1,745,100
	Ally Auto Receivables Trust
880,254	Series 2016-3, Class A3, 1.440%, 8/17/2020[3]	877,756
5,070,000	Series 2017-3, Class A3, 1.740%, 9/15/2021[3]	5,030,038
	Annisa CLO Ltd.
2,000,000	Series 2016-2A, Class DR, 5.761% (LIBOR 3 Month+300 basis points), 7/20/2031[1,3,7]	1,940,000
1,000,000	Series 2016-2A, Class ER, 8.761% (LIBOR 3 Month+600 basis points), 7/20/2031[1,3,7]	941,100
	Apidos CLO XII
925,000	Series 2013-12A, Class DR, 5.387% (LIBOR 3 Month+260 basis points), 4/15/2031[1,3,7]	874,588
1,000,000	Series 2013-12A, Class ER, 8.187% (LIBOR 3 Month+540 basis points), 4/15/2031[1,3,7]	925,400

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$500,000	Apidos CLO XVIII Series 2018-18A, Class E, 8.461% (LIBOR 3 Month+570 basis points), 10/22/2030[1,3,7]	$471,150
	Apidos CLO XXII
1,000,000	Series 2015-22A, Class D, 8.761% (LIBOR 3 Month+600 basis points), 10/20/2027[1,3,7]	973,700
1,000,000	Series 2015-22X, Class E, 10.011% (LIBOR 3 Month+725 basis points), 10/20/2027[1,3]	955,300
500,000	Avery Point VII CLO Ltd. Series 2015-7A, Class E, 9.387% (LIBOR 3 Month+660 basis points), 1/15/2028[1,3,7]	486,150
	Barings CLO Ltd.
500,000	Series 2017-1A, Class E, 8.780% (LIBOR 3 Month+600 basis points), 7/18/2029[1,3,7]	483,000
1,500,000	Series 2018-2A, Class C, 5.487% (LIBOR 3 Month+270 basis points), 4/15/2030[1,3,7]	1,431,450
250,000	Series 2018-2A, Class D, 8.337% (LIBOR 3 Month+555 basis points), 4/15/2030[1,3,7]	232,350
500,000	Battalion CLO VIII Ltd. Series 2015-8A, Class CR, 6.445% (LIBOR 3 Month+400 basis points), 7/18/2030[1,3,7]	497,600
1,000,000	Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class DR, 9.337% (LIBOR 3 Month+655 basis points), 7/15/2029[1,3,7]	953,800
750,000	Benefit Street Partners CLO III Ltd. Series 2013-IIIA, Class DR, 9.361% (LIBOR 3 Month+660 basis points), 7/20/2029[1,3,7]	717,150
	Benefit Street Partners CLO IV Ltd.
1,000,000	Series 2014-IVA, Class A1R, 4.251% (LIBOR 3 Month+149 basis points), 1/20/2029[1,3,7]	1,001,500
750,000	Series 2014-IVA, Class DR, 10.011% (LIBOR 3 Month+725 basis points), 1/20/2029[1,3,7]	750,225
	Benefit Street Partners CLO V-B Ltd.
500,000	Series 2018-5BA, Class C, 5.691% (LIBOR 3 Month+293 basis points), 4/20/2031[1,3,7]	480,150
500,000	Series 2018-5BA, Class D, 8.711% (LIBOR 3 Month+595 basis points), 4/20/2031[1,3,7]	475,550
2,100,000	Benefit Street Partners CLO VI Ltd. Series 2015-VIA, Class CR, 6.230% (LIBOR 3 Month+345 basis points), 10/18/2029[1,3,7]	2,085,720
500,000	Benefit Street Partners CLO X Ltd. Series 2016-10A, Class D, 9.637% (LIBOR 3 Month+685 basis points), 1/15/2029[1,3,7]	499,900

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$1,000,000	Benefit Street Partners CLO XII Ltd. Series 2017-12A, Class C, 5.837% (LIBOR 3 Month+305 basis points), 10/15/2030[1,3,7]	$965,900
625,000	Benefit Street Partners CLO XII Ltd. Series 2017-12A, Class D, 9.197% (LIBOR 3 Month+641 basis points), 10/15/2030[1,3,7]	606,188
500,000	BlueMountain CLO XXIII Ltd. Series 2018-23A, Class E, 8.115% (LIBOR 3 Month+565 basis points), 10/20/2031[1,3,7]	470,350
500,000	BlueMountain Fuji U.S. Clo II Ltd. Series 2017-2A, Class C, 5.469% (LIBOR 3 Month+300 basis points), 10/20/2030[1,3,7]	481,250
	BMW Vehicle Lease Trust
621,087	Series 2016-2, Class A3, 1.430%, 9/20/2019[3]	620,472
4,398,000	Series 2017-2, Class A3, 2.070%, 10/20/2020[3]	4,374,976
1,450,000	BNPP IP CLO Ltd. Series 2014-1A, Class BR, 5.251% (LIBOR 3 Month+250 basis points), 4/24/2026[1,3,7]	1,410,125
1,250,000	Burnham Park CLO Ltd. Series 2016-1A, Class A, 4.191% (LIBOR 3 Month+143 basis points), 10/20/2029[1,3,7]	1,252,375
1,000,000	Carbone CLO Ltd. Series 2017-1A, Class C, 5.376% (LIBOR 3 Month+260 basis points), 1/20/2031[1,3,7]	938,300
	CarMax Auto Owner Trust
636,212	Series 2018-3, Class A1, 2.433%, 8/15/2019[3]	636,062
3,806,204	Series 2016-4, Class A3, 1.400%, 8/15/2021[3]	3,770,593
3,067,000	Carmax Auto Owner Trust Series 2018-4, Class A2A, 3.110%, 2/15/2022[3]	3,074,588
	Catamaran CLO Ltd.
1,825,000	Series 2014-2A, Class C, 6.280% (LIBOR 3 Month+350 basis points), 10/18/2026[1,3,7]	1,825,547
1,000,000	Series 2016-1A, Class C, 6.630% (LIBOR 3 Month+385 basis points), 1/18/2029[1,3,7]	1,000,700
	CCG Receivables Trust
470,800	Series 2018-2, Class A1, 2.470%, 8/14/2019[3,7]	470,451
640,532	Series 2016-1, Class A2, 1.690%, 9/14/2022[3,7]	638,705
500,000	Cent CLO Ltd. Series C17A, Class CR, 5.320% (LIBOR 3 Month+280 basis points), 4/30/2031[1,3,7]	481,750
500,000	CIFC Funding Ltd. Series 2013-4A, Class ERR, 8.215% (LIBOR 3 Month+545 basis points), 4/27/2031[1,3,7]	453,950

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$2,512,000	Citibank Credit Card Issuance Trust Series 2017-A9, Class A9, 1.800%, 9/20/2021[3]	$2,497,164
	CNH Equipment Trust
1,342,066	Series 2018-B, Class A1, 2.470%, 10/15/2019[3]	1,341,386
610,336	Series 2017-C, Class A2, 1.840%, 3/15/2021[3]	607,985
1,411,586	Series 2018-A, Class A2, 2.780%, 8/16/2021[3]	1,411,480
850,000	Series 2018-B, Class A2, 2.930%, 12/15/2021[3]	849,245
	Dell Equipment Finance Trust
2,625,000	Series 2018-1, Class A2B, 2.806% (LIBOR 1 Month+30 basis points), 10/22/2020[1,3,7]	2,628,357
600,000	Series 2018-2, Class A2, 3.160%, 2/22/2021[3,7]	600,918
	DLL LLC
575,589	Series 2018-ST2, Class A1, 2.714%, 11/20/2019[3,7]	575,447
2,330,000	Series 2018-ST2, Class A2, 3.140%, 10/20/2020[3,7]	2,327,903
2,000,000	Dryden 33 Senior Loan Fund Series 2014-33A, Class AR, 4.217% (LIBOR 3 Month+143 basis points), 10/16/2028[1,3,7]	2,001,000
500,000	Dryden 38 Senior Loan Fund Series 2015-38A, Class ER, 8.387% (LIBOR 3 Month+560 basis points), 7/15/2030[1,3,7]	464,950
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A, Class DR, 5.716% (LIBOR 3 Month+310 basis points), 8/15/2031[1,3,7]	980,600
500,000	Series 2015-40A, Class ER, 8.366% (LIBOR 3 Month+575 basis points), 8/15/2031[1,3,7]	472,700
	Dryden 43 Senior Loan Fund
1,000,000	Series 2016-43A, Class DR, 5.861% (LIBOR 3 Month+310 basis points), 7/20/2029[1,3,7]	983,500
1,800,000	Series 2016-43A, Class ER, 8.861% (LIBOR 3 Month+610 basis points), 7/20/2029[1,3,7]	1,745,100
	Dryden 45 Senior Loan Fund
1,000,000	Series 2016-45A, Class DR, 5.937% (LIBOR 3 Month+315 basis points), 10/15/2030[1,3,7]	985,800
1,125,000	Series 2016-45A, Class ER, 8.637% (LIBOR 3 Month+585 basis points), 10/15/2030[1,3,7]	1,050,413
875,000	Dryden 50 Senior Loan Fund Series 2017-50A, Class E, 9.047% (LIBOR 3 Month+626 basis points), 7/15/2030[1,3,7]	851,988
1,100,000	Dryden 54 Senior Loan Fund Series 2017-54A, Class E, 8.961% (LIBOR 3 Month+620 basis points), 10/19/2029[1,3,7]	1,063,590
500,000	Dryden 64 CLO Ltd. Series 2018-64A, Class F, 9.930% (LIBOR 3 Month+715 basis points), 4/18/2031[1,3,7]	427,800

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$1,000,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class DRR, 5.787% (LIBOR 3 Month+300 basis points), 10/15/2027[1,3,7]	$988,100
	Eaton Vance CLO Ltd.
1,250,000	Series 2015-1A, Class DR, 5.261% (LIBOR 3 Month+250 basis points), 1/20/2030[1,3,7]	1,175,875
1,000,000	Series 2014-1RA, Class D, 5.837% (LIBOR 3 Month+305 basis points), 7/15/2030[1,3,7]	973,300
250,000	Series 2014-1RA, Class E, 8.487% (LIBOR 3 Month+570 basis points), 7/15/2030[1,3,7]	229,850
	Engs Commercial Finance Trust
1,269,249	Series 2018-1A, Class A1, 2.970%, 2/22/2021[3,7]	1,266,526
2,653,227	Series 2016-1A, Class A2, 2.630%, 2/22/2022[3,7]	2,640,664
	Enterprise Fleet Financing LLC
895,346	Series 2018-2, Class A1, 2.550%, 8/20/2019[3,7]	894,794
913,651	Series 2015-2, Class A3, 2.090%, 2/22/2021[3,7]	911,981
	Ford Credit Auto Lease Trust
1,287,550	Series 2018-B, Class A1, 2.452%, 10/15/2019[3]	1,286,980
850,000	Series 2018-B, Class A2B, 2.669% (LIBOR 1 Month+16 basis points), 4/15/2021[1,3]	848,870
525,000	Series 2018-B, Class A2A, 2.930%, 4/15/2021[3]	525,056
	Ford Credit Auto Owner Trust
2,068,261	Series 2014-C, Class B, 1.970%, 4/15/2020[3]	2,066,978
1,097,678	Series 2015-B, Class A4, 1.580%, 8/15/2020[3]	1,095,412
469,858	Series 2017-C, Class A2A, 1.800%, 9/15/2020[3]	469,252
109,765	Series 2016-B, Class A3, 1.330%, 10/15/2020[3]	109,334
1,895,091	Series 2016-C, Class A3, 1.220%, 3/15/2021[3]	1,879,413
2,500,000	Series 2018-B, Class A2A, 2.960%, 9/15/2021[3]	2,501,750
3,660,000	Ford Credit Floorplan Master Owner Trust A Series 2016-1, Class A1, 1.760%, 2/15/2021[3]	3,659,510
500,000	Galaxy XXIII CLO Ltd. Series 2017-23A, Class D, 6.259% (LIBOR 3 Month+348 basis points), 4/24/2029[1,3,7]	495,650
	GM Financial Automobile Leasing Trust
518,920	Series 2018-3, Class A1, 2.415%, 9/20/2019[3]	518,744
861,193	Series 2018-1, Class A2A, 2.390%, 4/20/2020[3]	859,458
4,405,000	Series 2017-2, Class A3, 2.020%, 9/21/2020[3]	4,381,684
638,000	Series 2018-3, Class A2B, 2.676% (LIBOR 1 Month+17 basis points), 9/21/2020[1,3]	637,411
425,000	Series 2018-3, Class A2A, 2.890%, 9/21/2020[3]	424,807
695,459	GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.780%, 10/18/2021[3,7]	690,364
	GM Financial Consumer Automobile Receivables Trust
2,200,058	Series 2018-2, Class A2A, 2.550%, 5/17/2021[3]	2,196,305

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$3,096,000	Series 2017-3A, Class A3, 1.970%, 5/16/2022[3,7]	$3,065,055
3,443,715	GS Mortgage-Backed Securities Trust Series 2018-RPL1, Class A1A, 3.750%, 10/25/2057[3,7]	3,471,241
	Hertz Fleet Lease Funding LP
375,000	Series 2016-1, Class B, 4.716% (LIBOR 1 Month+220 basis points), 4/10/2030[1,3,7]	376,877
455,000	Series 2017-1, Class B, 2.880%, 4/10/2031[3,7]	452,551
250,000	Highbridge Loan Management Series 3A-2014, Class CR, 6.380% (LIBOR 3 Month+360 basis points), 7/18/2029[1,3,7]	248,850
	Highbridge Loan Management Ltd.
1,000,000	Series 7A-2015, Class DR, 5.016% (LIBOR 3 Month+240 basis points), 3/15/2027[1,3,7]	946,800
1,000,000	Series 2013-2A, Class DR, 9.361% (LIBOR 3 Month+660 basis points), 10/20/2029[1,3,7]	968,700
1,000,000	Series 5A-2015, Class DRR, 5.937% (LIBOR 3 Month+315 basis points), 10/15/2030[1,3,7]	977,500
750,000	Series 5A-2015, Class ERR, 8.787% (LIBOR 3 Month+600 basis points), 10/15/2030[1,3,7]	718,125
	Honda Auto Receivables Owner Trust
21,397	Series 2017-2, Class A2, 1.460%, 10/15/2019[3]	21,384
916,252	Series 2016-2, Class A3, 1.390%, 4/15/2020[3]	913,338
1,439,881	Series 2016-3, Class A3, 1.160%, 5/18/2020[3]	1,433,107
425,951	Huntington Auto Trust Series 2016-1, Class A3, 1.590%, 11/16/2020[3]	424,443
	Hyundai Auto Lease Securitization Trust
1,586,624	Series 2017-C, Class A2A, 1.890%, 3/16/2020[3,7]	1,582,743
1,079,974	Series 2017-A, Class A3, 1.880%, 8/17/2020[3,7]	1,078,015
	Hyundai Auto Receivables Trust
984,634	Series 2015-B, Class A4, 1.480%, 6/15/2021[3]	982,933
700,000	Series 2015-C, Class B, 2.150%, 11/15/2021[3]	697,004
750,000	LCM XV LP Series 15A, Class ER, 9.261% (LIBOR 3 Month+650 basis points), 7/20/2030[1,3,7]	737,475
2,250,000	LCM XXI LP Series 21A, Class DR, 5.561% (LIBOR 3 Month+280 basis points), 4/20/2028[1,3,7]	2,200,275
500,000	Long Point Park CLO Ltd. Series 2017-1A, Class D2, 8.373% (LIBOR 3 Month+560 basis points), 1/17/2030[1,3,7]	468,900
2,000,000	Madison Park Funding X Ltd. Series 2012-10A, Class AR, 4.211% (LIBOR 3 Month+145 basis points), 1/20/2029[1,3,7]	2,001,800

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$1,250,000	Madison Park Funding XIV Ltd. Series 2014-14A, Class DRR, 5.711% (LIBOR 3 Month+295 basis points), 10/22/2030[1,3,7]	$1,216,125
	Madison Park Funding XIX Ltd.
825,000	Series 2015-19A, Class CR, 4.911% (LIBOR 3 Month+215 basis points), 1/22/2028[1,3,7]	823,515
2,000,000	Series 2015-19A, Class DR, 7.111% (LIBOR 3 Month+435 basis points), 1/22/2028[1,3,7]	1,991,400
1,000,000	Madison Park Funding XXVII Ltd. Series 2018-27A, Class C, 5.361% (LIBOR 3 Month+260 basis points), 4/20/2030[1,3,7]	946,700
	Madison Park Funding XXX Ltd.
500,000	Series 2018-30A, Class D, 5.287% (LIBOR 3 Month+250 basis points), 4/15/2029[1,3,7]	475,450
750,000	Series 2018-30A, Class E, 7.737% (LIBOR 3 Month+495 basis points), 4/15/2029[1,3,7]	686,700
	Magnetite VII Ltd.
6,000,000	Series 2012-7A, Class A1R2, 3.587% (LIBOR 3 Month+80 basis points), 1/15/2028[1,3,7]	5,919,000
650,000	Series 2012-7A, Class CR2, 4.837% (LIBOR 3 Month+205 basis points), 1/15/2028[1,3,7]	610,935
1,000,000	Magnetite VIII Ltd. Series 2014-8A, Class DR2, 5.687% (LIBOR 3 Month+290 basis points), 4/15/2031[1,3,7]	976,800
	Magnetite XII Ltd.
250,000	Series 2015-12A, Class DR, 5.787% (LIBOR 3 Month+300 basis points), 10/15/2031[1,3,7]	244,050
750,000	Series 2015-12A, Class ER, 8.467% (LIBOR 3 Month+568 basis points), 10/15/2031[1,3,7]	707,700
1,000,000	Magnetite XVI Ltd. Series 2015-16A, Class C1R, 4.380% (LIBOR 3 Month+160 basis points), 1/18/2028[1,3,7]	983,600
1,143,277	Mercedes-Benz Auto Lease Trust Series 2018-A, Class A2, 2.200%, 4/15/2020[3]	1,140,934
500,000	Milos CLO Ltd. Series 2017-1A, Class E, 9.061% (LIBOR 3 Month+630 basis points), 10/20/2030[1,3,7]	479,850
	MMAF Equipment Finance LLC
249,763	Series 2017-AA, Class A2, 1.730%, 5/18/2020[3,7]	249,605
1,761,340	Series 2014-AA, Class A4, 1.590%, 2/8/2022[3,7]	1,745,896
1,500,000	Mountain View CLO LLC Series 2016-1A, Class E, 9.797% (LIBOR 3 Month+700 basis points), 1/14/2029[1,3,7]	1,500,450

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$2,615,276	Nationstar HECM Loan Trust Series 2018-3A, Class A, 3.555%, 11/25/2028[3,7,8,9]	$2,606,287
500,000	Neuberger Berman CLO XIV Ltd. Series 2013-14A, Class DR, 6.415% (LIBOR 3 Month+365 basis points), 1/28/2030[1,3,7]	498,150
1,500,000	Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class DR, 6.411% (LIBOR 3 Month+365 basis points), 4/22/2029[1,3,7]	1,490,700
	Nissan Auto Lease Trust
663,537	Series 2017-A, Class A2B, 2.709% (LIBOR 1 Month+20 basis points), 9/16/2019[1,3]	663,575
1,481,286	Series 2017-B, Class A2A, 1.830%, 12/16/2019[3]	1,477,270
3,307,000	Series 2017-A, Class A3, 1.910%, 4/15/2020[3]	3,297,525
776,661	Series 2016-B, Class A4, 1.610%, 1/18/2022[3]	776,219
	Nissan Auto Receivables Owner Trust
768,392	Series 2015-C, Class A3, 1.370%, 5/15/2020[3]	766,481
845,051	Series 2016-A, Class A3, 1.340%, 10/15/2020[3]	841,296
1,427,044	Series 2016-C, Class A3, 1.180%, 1/15/2021[3]	1,415,533
2,622,927	Series 2017-A, Class A3, 1.740%, 8/16/2021[3]	2,606,911
250,000	OCP CLO Ltd. Series 2015-8A, Class BR, 4.623% (LIBOR 3 Month+185 basis points), 4/17/2027[1,3,7]	246,700
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A, Class A1AR, 3.964% (LIBOR 3 Month+135 basis points), 11/14/2026[1,3,7]	997,900
3,500,000	Series 2014-1A, Class BR, 5.214% (LIBOR 3 Month+260 basis points), 11/14/2026[1,3,7]	3,500,000
	OZLM VI Ltd.
1,250,000	Series 2014-6A, Class CS, 5.903% (LIBOR 3 Month+313 basis points), 4/17/2031[1,3,7]	1,210,875
850,000	Series 2014-6A, Class DS, 8.823% (LIBOR 3 Month+605 basis points), 4/17/2031[1,3,7]	791,520
1,500,000	OZLM XI Ltd. Series 2015-11A, Class DR, 9.751% (LIBOR 3 Month+700 basis points), 10/30/2030[1,3,7]	1,495,950
2,000,000	OZLM XVIII Ltd. Series 2018-18A, Class D, 5.637% (LIBOR 3 Month+285 basis points), 4/15/2031[1,3,7]	1,903,600
500,000	OZLM XXII Ltd. Series 2018-22A, Class C, 5.423% (LIBOR 3 Month+265 basis points), 1/17/2031[1,3,7]	472,700
1,750,000	Recette CLO Ltd. Series 2015-1A, Class DR, 5.511% (LIBOR 3 Month+275 basis points), 10/20/2027[1,3,7]	1,721,475

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$1,000,000	Riserva CLO Ltd. Series 2016-3A, Class E, 9.530% (LIBOR 3 Month+675 basis points), 10/18/2028[1,3,7]	$984,400
100,000	SBA Tower Trust 3.156%, 10/10/2045[3,7]	99,098
1,500,000	Stewart Park CLO Ltd. Series 2015-1A, Class CR, 4.587% (LIBOR 3 Month+180 basis points), 1/15/2030[1,3,7]	1,447,950
	Towd Point Mortgage Trust
3,828,669	Series 2018-2, Class A1, 3.250%, 3/25/2058[3,7,8]	3,788,280
1,775,000	Series 2019-1, Class A1, 3.750%, 3/25/2058[3,7,8]	1,764,188
373,464	Toyota Auto Receivables Series 2016-C, Class A3, 1.140%, 8/17/2020[3]	371,335
1,000,000	Upland CLO Ltd. Series 2016-1A, Class CR, 5.661% (LIBOR 3 Month+290 basis points), 4/20/2031[1,3,7]	942,300
500,000	Venture XXIV CLO Ltd. Series 2016-24A, Class A1P, 4.321% (LIBOR 3 Month+156 basis points), 10/20/2028[1,3,7]	500,450
	Verizon Owner Trust
3,291,998	Series 2016-2A, Class A, 1.680%, 5/20/2021[3,7]	3,276,974
2,000,000	Series 2017-2A, Class A, 1.920%, 12/20/2021[3,7]	1,984,002
365,958	Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A1, 2.424%, 7/22/2019[3]	365,884
314,096	Volvo Financial Equipment LLC Series 2015-1A, Class A4, 1.910%, 1/15/2020[3,7]	313,956
	Voya CLO Ltd.
2,000,000	Series 2015-1A, Class CR, 5.130% (LIBOR 3 Month+235 basis points), 1/18/2029[1,3,7]	1,900,400
750,000	Series 2013-1A, Class CR, 5.737% (LIBOR 3 Month+295 basis points), 10/15/2030[1,3,7]	735,450
1,000,000	Series 2013-1A, Class DR, 9.267% (LIBOR 3 Month+648 basis points), 10/15/2030[1,3,7]	965,000
875,000	Series 2016-1A, Class DR, 8.011% (LIBOR 3 Month+525 basis points), 1/20/2031[1,3,7]	798,263
800,000	Series 2018-1A, Class B, 4.561% (LIBOR 3 Month+180 basis points), 4/19/2031[1,3,7]	772,640
1,250,000	Series 2013-2A, Class CR, 5.521% (LIBOR 3 Month+275 basis points), 4/25/2031[1,3,7]	1,187,500
1,000,000	Series 2018-4A, Class E, 9.004% (LIBOR 3 Month+630 basis points), 1/15/2032[1,3,7]	959,900
	West CLO Ltd.
1,554,000	Series 2014-2A, Class A1BR, 2.724%, 1/16/2027[3,7]	1,526,805

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$1,300,000	Series 2014-2A, Class CR, 5.429% (LIBOR 3 Month+265 basis points), 1/16/2027[1,3,7]	$1,269,840
	World Omni Auto Receivables Trust
637,027	Series 2018-A, Class A2, 2.190%, 5/17/2021[3]	635,153
514,972	Series 2016-A, Class A3, 1.770%, 9/15/2021[3]	512,141
6,425,000	Series 2017-A, Class A3, 1.930%, 9/15/2022[3]	6,374,043
	World Omni Automobile Lease Securitization Trust
289,592	Series 2016-A, Class A3, 1.450%, 8/15/2019[3]	289,389
220,959	Series 2018-B, Class A1, 2.269%, 9/16/2019[3]	220,913
2,625,000	Series 2017-A, Class A3, 2.130%, 4/15/2020[3]	2,614,587
	York CLO Ltd.
1,250,000	Series 2016-1A, Class DR, 6.361% (LIBOR 3 Month+360 basis points), 10/20/2029[1,3,7]	1,233,125
1,375,000	Series 2018-1A, Class D, 5.781% (LIBOR 3 Month+335 basis points), 10/22/2031[1,3,7]	1,346,675

	Total Asset-Backed Securities (Cost $219,734,050)	218,323,487

	Commercial Mortgage-Backed Securities – 7.0%
2,000,000	280 Park Avenue Mortgage Trust Series 2017-280P, Class B, 3.589% (LIBOR 1 Month+108 basis points), 9/15/2034[1,7]	1,985,232
1,000,000	BBCMS Mortgage Trust Series 2018-TALL, Class B, 3.480% (LIBOR 1 Month+97 basis points), 3/15/2037[1,7]	989,878
	BBCMS Mortgage Trust
2,000,000	Series 2017-DELC, Class A, 3.359% (LIBOR 1 Month+85 basis points), 8/15/2036[1,7]	1,986,598
2,875,000	Series 2018-TALL, Class A, 3.231% (LIBOR 1 Month+72 basis points), 3/15/2037[1,7]	2,829,382
2,450,000	BF Mortgage Trust Series 2019-NYT, Class A, 3.700% (LIBOR 1 Month+120 basis points), 11/15/2035[1,7]	2,462,564
3,000,000	BHMS Mortgage Trust Series 2018-ATLS, Class A, 3.759% (LIBOR 1 Month+125 basis points), 7/15/2035[1,7]	2,997,969
	BX Commercial Mortgage Trust
2,546,201	Series 2018-IND, Class A, 3.259% (LIBOR 1 Month+75 basis points), 11/15/2035[1,7]	2,535,848
1,747,393	Series 2018-IND, Class B, 3.409% (LIBOR 1 Month+90 basis points), 11/15/2035[1,7]	1,739,734
	Citigroup Commercial Mortgage Trust
1,200,000	Series 2018-TBR, Class A, 3.339% (LIBOR 1 Month+83 basis points), 12/15/2036[1,3,7]	1,189,861

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Commercial Mortgage-Backed Securities (Continued)
$750,000	Series 2018-TBR, Class B, 3.659% (LIBOR 1 Month+115 basis points), 12/15/2036[1,3,7]	$743,687
2,420,000	COMM Mortgage Trust Series 2014-TWC, Class B, 4.114% (LIBOR 1 Month+160 basis points), 2/13/2032[1,3,7]	2,421,863
1,460,000	FREMF Mortgage Trust Series 2012-K709, Class C, 3.704%, 4/25/2045[3,7,8]	1,457,010
2,918,444	Government National Mortgage Association Series 2017-135, Class AB, 2.200%, 5/16/2049[3]	2,794,405
1,000,000	GS Mortgage Securities Corp. Trust Series 2018-CHLL, Class C, 3.759% (LIBOR 1 Month+125 basis points), 2/15/2037[1,7]	986,650
	Hilton Orlando Trust
750,000	Series 2018-ORL, Class B, 3.559% (LIBOR 1 Month+105 basis points), 12/15/2034[1,7]	743,840
1,000,000	Series 2018-ORL, Class C, 3.809% (LIBOR 1 Month+130 basis points), 12/15/2034[1,7]	991,598
1,900,000	J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class AFL, 3.463% (LIBOR 1 Month+95 basis points), 7/5/2033[1,3,7]	1,894,834
3,250,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class B, 4.558%, 9/15/2047[3,8]	3,261,729
500,000	Neuberger Berman Loan Advisers CLO Ltd. Series 2018-27A, Class D, 5.387% (LIBOR 3 Month+260 basis points), 1/15/2030[1,3,7]	473,950
500,000	UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class B, 3.718%, 12/10/2045[3,7,8]	496,619
3,000,000	Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class B, 4.559% (LIBOR 1 Month+205 basis points), 6/15/2029[1,7]	3,006,129

	Total Commercial Mortgage-Backed Securities (Cost $38,140,878)	37,989,380

	Corporate – 18.2%
	Basic Materials – 0.2%
1,350,000	Freeport-McMoRan, Inc. 4.000%, 11/14/2021	1,338,187

	Communications – 0.6%
540,000	EIG Investors Corp. 10.875%, 2/1/2024[3]	571,050
575,000	Hughes Satellite Systems Corp. 6.500%, 6/15/2019	582,047

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Communications (Continued)
$2,030,000	Interpublic Group of Cos., Inc. 3.500%, 10/1/2020	$2,041,709
		3,194,806
	Consumer, Cyclical – 2.7%
2,875,000	American Honda Finance Corp. 2.932% (LIBOR 3 Month+35 basis points), 11/5/2021[1]	2,865,745
1,500,000	BMW U.S. Capital LLC 3.115% (LIBOR 3 Month+50 basis points), 8/13/2021[1,7]	1,493,337
1,725,000	Daimler Finance North America LLC 3.371% (LIBOR 3 Month+62 basis points), 10/30/2019[1,7]	1,726,541
400,000	Dollar Tree, Inc. 3.473% (LIBOR 3 Month+70 basis points), 4/17/2020[1,3]	398,572
580,000	Hyundai Capital America 3.744% (LIBOR 3 Month+94 basis points), 7/8/2021[1,7]	576,697
	Nissan Motor Acceptance Corp.
1,147,000	2.350%, 3/4/2019[7]	1,146,456
650,000	3.187% (LIBOR 3 Month+39 basis points), 7/13/2020[1,7]	647,339
675,000	3.420% (LIBOR 3 Month+63 basis points), 9/21/2021[1,7]	666,582
2,450,000	Starbucks Corp. 2.100%, 2/4/2021[3]	2,414,409
730,000	Toyota Motor Credit Corp. 3.050%, 1/8/2021	735,428
2,340,000	Volkswagen Group of America Finance LLC 3.875%, 11/13/2020[7]	2,367,502
		15,038,608
	Consumer, Non-cyclical – 3.0%
2,175,000	Anthem, Inc. 4.350%, 8/15/2020	2,215,799
2,550,000	BAT Capital Corp. 2.764%, 8/15/2022[3]	2,477,929
2,500,000	Becton, Dickinson and Co. 3.125%, 11/8/2021	2,477,250
2,000,000	Conagra Brands, Inc. 3.297% (LIBOR 3 Month+50 basis points), 10/9/2020[1]	1,983,964
1,000,000	Gilead Sciences, Inc. 3.012% (LIBOR 3 Month+22 basis points), 3/20/2019[1]	1,000,498
420,000	HCA, Inc. 5.875%, 2/1/2029[3]	440,475
2,315,000	Laboratory Corp. of America Holdings 2.625%, 2/1/2020	2,306,536
	McKesson Corp.
300,000	2.284%, 3/15/2019	299,889

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Consumer, Non-cyclical (Continued)
$495,000	3.650%, 11/30/2020	$498,523
1,250,000	Mondelez International Holdings Netherlands B.V. 3.375% (LIBOR 3 Month+61 basis points), 10/28/2019[1,4,7]	1,251,700
472,000	Moody's Corp. 5.500%, 9/1/2020	489,246
350,000	Tenet Healthcare Corp. 6.250%, 2/1/2027[3,7]	355,688
450,000	UnitedHealth Group, Inc. 3.048% (LIBOR 3 Month+26 basis points), 6/15/2021[1]	448,309
		16,245,806
	Energy – 2.9%
1,275,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 9/15/2024[3]	1,255,875
1,475,000	BP Capital Markets America, Inc. 4.742%, 3/11/2021	1,528,318
2,500,000	Enbridge, Inc. 3.183% (LIBOR 3 Month+40 basis points), 1/10/2020[1,4]	2,489,285
1,525,000	Energy Transfer LP 7.500%, 10/15/2020	1,622,219
2,652,000	Occidental Petroleum Corp. 4.100%, 2/1/2021[3]	2,717,555
2,500,000	Rockies Express Pipeline LLC 5.625%, 4/15/2020[7]	2,556,250
2,775,000	Schlumberger Finance Canada Ltd. 2.200%, 11/20/2020[4,7]	2,726,779
350,000	Spectra Energy Partners LP 3.451% (LIBOR 3 Month+70 basis points), 6/5/2020[1]	347,852
360,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.500%, 7/15/2027[3,7]	371,925
		15,616,058
	Financial – 5.5%
700,000	Acrisure LLC / Acrisure Finance, Inc. 8.125%, 2/15/2024[3,7]	713,300
2,575,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.650%, 7/21/2027[3,4]	2,319,261
2,875,000	Air Lease Corp. 3.500%, 1/15/2022	2,856,385
2,030,000	Aircastle Ltd. 5.500%, 2/15/2022[4]	2,087,413
2,875,000	Berkshire Hathaway Finance Corp. 3.000%, 5/15/2022	2,904,739

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Financial (Continued)
$2,000,000	Branch Banking & Trust Co. 2.958% (LIBOR 3 Month+22 basis points), 6/1/2020[1,3]	$1,998,438
300,000	Capital One Financial Corp. 2.500%, 5/12/2020[3]	297,980
1,080,000	Citibank N.A. 3.400%, 7/23/2021[3]	1,090,436
1,000,000	Credit Suisse Group Funding Guernsey Ltd. 2.750%, 3/26/2020[4]	994,894
	Goldman Sachs Group, Inc.
1,000,000	3.579% (LIBOR 3 Month+80 basis points), 12/13/2019[1]	1,002,493
700,000	2.600%, 12/27/2020[3]	695,594
2,250,000	HCP, Inc. 2.625%, 2/1/2020[3]	2,239,821
500,000	International Lease Finance Corp. 5.875%, 4/1/2019	501,819
1,750,000	JPMorgan Chase & Co. 3.957% (LIBOR 3 Month+121 basis points), 10/29/2020[1,3]	1,772,731
	JPMorgan Chase Bank N.A.
935,000	2.968% (LIBOR 3 Month+23 basis points), 9/1/2020[1,3]	935,371
125,000	2.831% (LIBOR 3 Month+29 basis points), 2/1/2021[1,3]	124,889
2,250,000	Marsh & McLennan Cos., Inc. 2.350%, 9/10/2019[3]	2,241,470
800,000	Mitsubishi UFJ Financial Group, Inc. 2.190%, 9/13/2021[4]	778,267
2,000,000	PNC Financial Services Group, Inc. 2.854%, 11/9/2022[10]	1,973,290
510,000	Toronto-Dominion Bank 3.048% (LIBOR 3 Month+26 basis points), 9/17/2020[1,4]	510,495
2,000,000	Western Union Co. 3.453% (LIBOR 3 Month+80 basis points), 5/22/2019[1]	2,001,444
		30,040,530
	Industrial – 2.6%
	Caterpillar Financial Services Corp.
2,250,000	2.000%, 3/5/2020	2,236,558
580,000	2.796% (LIBOR 3 Month+18 basis points), 5/15/2020[1]	580,035
575,000	3.046% (LIBOR 3 Month+28 basis points), 9/7/2021[1]	571,460
2,500,000	CNH Industrial Capital LLC 4.200%, 1/15/2024	2,497,300
2,725,000	Ryder System, Inc. 3.750%, 6/9/2023[3]	2,740,056
	Textron, Inc.
2,000,000	3.168% (LIBOR 3 Month+55 basis points), 11/10/2020[1,3]	1,984,084

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Industrial (Continued)
$675,000	3.875%, 3/1/2025[3]	$668,221
2,000,000	Vulcan Materials Co. 3.388% (LIBOR 3 Month+65 basis points), 3/1/2021[1]	1,988,046
725,000	Wabtec Corp. 3.838% (LIBOR 3 Month+105 basis points), 9/15/2021[1,3]	725,081
		13,990,841
	Technology – 0.3%
255,000	Hewlett Packard Enterprise Co. 3.515% (LIBOR 3 Month+72 basis points), 10/5/2021[1,3]	253,267
1,371,000	IBM Credit LLC 1.800%, 1/20/2021	1,339,504
		1,592,771
	Utilities – 0.4%
500,000	Berkshire Hathaway Energy Co. 2.375%, 1/15/2021	495,815
200,000	CenterPoint Energy, Inc. 3.600%, 11/1/2021	201,785
1,775,000	Consolidated Edison Co. of New York, Inc. 3.222% (LIBOR 3 Month+40 basis points), 6/25/2021[1]	1,772,346
		2,469,946
	Total Corporate (Cost $99,228,826)	99,527,553

	Residential Mortgage-Backed Securities – 1.1%
133,062	Bear Stearns ARM Trust Series 2004-3, Class 1A3, 4.257%, 7/25/2034[3,8]	129,477
885,103	CSMC Trust Series 2014-OAK1, Class 2A4, 3.000%, 11/25/2044[3,7,8]	881,964
861,356	Fannie Mae Grantor Trust Series 2004-T5, Class AB4, 3.152%, 5/28/2035[3,8]	810,136
	FDIC Guaranteed Notes Trust
528,043	Series 2010-S4, Class A, 3.227% (LIBOR 1 Month+72 basis points), 12/4/2020[1,3,7]	527,990
303,935	Series 2010-S2, Class 2A, 2.570%, 7/29/2047[3,7]	301,480
339,432	Finance of America Structured Securities Trust Series 2017-HB1, Class A, 2.321%, 11/25/2027[3,7,8]	338,648
600,000	Home Partners of America Trust Series 2017-1, Class C, 4.058% (LIBOR 1 Month+155 basis points), 7/17/2034[1,7]	599,753
	Invitation Homes Trust
1,317,378	Series 2017-SFR2, Class A, 3.358% (LIBOR 1 Month+85 basis points), 12/17/2036[1,7]	1,306,739

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Bonds (Continued)
	Residential Mortgage-Backed Securities (Continued)
$750,000	Series 2017-SFR2, Class B, 3.658% (LIBOR 1 Month+115 basis points), 12/17/2036[1,7]	$747,999
81,712	Mellon Residential Funding Cor Mor Pas Thr Tr Ser Series 1999-TBC3, Class A2, 3.017%, 10/20/2029[3,8]	82,840
232,205	NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A, 2.919% (LIBOR 1 Month+40 basis points), 3/11/2020[1,3]	232,497
47,485	PMT Loan Trust Series 2013-J1, Class A6, 3.500%, 9/25/2043[3,7,8]	47,492

	Total Residential Mortgage-Backed Securities (Cost $6,041,136)	6,007,015

	Total Bonds (Cost $363,144,890)	361,847,435

	Commercial Paper – 17.7%
5,500,000	Autoliv, Inc. 2.800%, 2/21/2019	5,490,947
5,000,000	Bell Canada, Inc. 2.900%, 2/4/2019	4,998,545
5,000,000	Boston Scientific Corp. 3.070%, 2/8/2019	4,996,940
5,000,000	Campbell Soup Co. 2.920%, 3/18/2019	4,981,490
5,000,000	Cigna Corp. 3.070%, 2/21/2019	4,992,065
5,000,000	CRH American Finance, Inc. 2.750%, 2/11/2019	4,995,760
3,980,000	Dow Chemical Co. 2.800%, 2/22/2019	3,973,131
5,000,000	Energy Transfer Partner 3.500%, 3/4/2019	4,986,315
5,000,000	Experian Finance PLC 2.900%, 2/11/2019	4,995,915
5,000,000	Ford Motor Credit Co. 3.350%, 2/6/2019	4,997,470
5,000,000	Glencore Funding LLC 3.100%, 3/13/2019	4,984,045
5,000,000	Hyundai Capital 2.830%, 3/25/2019	4,978,520
5,000,000	ITC Holdings Corp. 2.750%, 2/12/2019	4,995,365
5,000,000	National Grid USA 2.800%, 2/7/2019	4,997,330

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

Principal Amount		Value
	Commercial Paper (Continued)
$5,000,000	NextEra Energy, Inc. 2.900%, 3/26/2019	$4,978,080
5,500,000	NiSource, Inc. 2.780%, 2/19/2019	5,491,827
5,000,000	Royal Caribbean Cruises Ltd. 3.150%, 2/4/2019	4,998,480
5,500,000	Sherwin Williams Co. 2.850%, 2/28/2019	5,489,346
6,020,000	TransCanada Pipeline Corp. 2.900%, 4/9/2019	5,986,276

	Total Commercial Paper (Cost $96,309,982)	96,307,847

Number of Shares
	Short-Term Investments – 3.5%
16,100,062	Federated Treasury Obligations Fund - Institutional Class, 2.231%[11]	16,100,062

3,123,581	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.223%[11]	3,123,581

	Total Short-Term Investments (Cost $19,223,643)	19,223,643

	Total Investments – 102.5% (Cost $560,376,323)	558,600,511
	Liabilities in Excess of Other Assets – (2.5)%	(13,770,614)

	Total Net Assets – 100.0%	$544,829,897

Principal Amount
	Securities Sold Short – (0.7)%
	U.S. Government SECURITIES – (0.7)%
	United States Treasury Note
$(1,714,100)	3.125%, 11/15/2028	(1,786,648)
(1,872,400)	2.625%, 12/31/2023	(1,888,381)

	Total U.S. Government Securities (Proceeds $3,661,262)	(3,675,029)

	Total Securities Sold Short (Proceeds $3,661,262)	$(3,675,029)

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2019

[1]	Floating rate security.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Foreign security denominated in U.S. Dollars.
[5]	All or a portion of the loan is unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $193,259,487 which represents 35.5% of total net assets of the Fund.
[8]	Variable rate security.
[9]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.5% of Net Assets. The total value of these securities is $2,606,287.
[10]	Step rate security.
[11]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of January 31, 2019

Security Type/Sector	Percent of Total Net Assets
Bank Loans	14.9%
Bonds
Asset-Backed Securities	40.1%
Commercial Mortgage-Backed Securities	7.0%
Corporate	18.2%
Residential Mortgage-Backed Securities	1.1%
Total Bonds	66.4%
Commercial Paper	17.7%
Short-Term Investments	3.5%
Total Investments	102.5%
Liabilities in Excess of Other Assets	(2.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of January 31, 2019

Assets:
Investments, at value (cost $560,376,323)	$558,600,511
Cash	49,189
Cash held by broker for futures contracts	14,732
Cash held by broker for securities sold short and swap contracts	4,309,452
Receivables:
Investment securities sold	14,812,587
Fund shares sold	1,134,400
Interest	1,562,973
Prepaid expenses	29,103
Total assets	580,512,947

Liabilities:
Securities sold short, at value (proceeds $3,661,262)	3,675,029
Payables:
Investment securities purchased	31,246,719
Fund shares redeemed	272,418
Advisory fees	264,229
Shareholder servicing fees (Note 6)	26,551
Fund administration and accounting fees	63,113
Auditing fees	30,844
Interest on securities sold short	15,887
Transfer agent fees and expenses	11,064
Commitment fees payable (Note 12)	7,754
Custody fees	3,368
Trustees' deferred compensation (Note 3)	2,083
Chief Compliance Officer fees	98
Trustees' fees and expenses	90
Accrued other expenses	63,803
Total liabilities	35,683,050

Net Assets	$544,829,897

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$565,733,712
Total accumulated deficit	(20,903,815)
Net Assets	$544,829,897

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$544,829,897
Shares of beneficial interest issued and outstanding	55,442,253
Offering and redemption price per share	$9.83

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF OPERATIONS

For the Year Ended January 31, 2019

Investment Income:
Interest	$18,891,704
Total investment income	18,891,704

Expenses:
Advisory fees	2,823,288
Fund administration and accounting fees	475,919
Shareholder servicing fees (Note 6)	349,551
Legal fees	117,263
Transfer agent fees and expenses	56,695
Registration fees	55,501
Interest on securities sold short	50,287
Shareholder reporting fees	39,359
Custody fees	31,166
Commitment fees (Note 12)	30,229
Auditing fees	29,499
Trustees' fees and expenses	8,301
Miscellaneous	7,998
Chief Compliance Officer fees	5,227
Insurance fees	2,150
Total expenses	4,082,433
Advisory fees waived	(142,783)
Fees paid indirectly (Note 3)	(9,200)
Net expenses	3,930,450
Net investment income	14,961,254

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,486,883)
Futures contracts	282,187
Securities sold short	771,893
Swap contracts	27,746
Net realized loss	(405,057)
Net change in unrealized appreciation/depreciation on:
Investments	(3,418,743)
Futures contracts	(166,247)
Securities sold short	(504,272)
Swap contracts	(88,599)
Net change in unrealized appreciation/depreciation	(4,177,861)

Net realized and unrealized loss:	(4,582,918)
Net Increase in Net Assets from Operations	$10,378,336

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$14,961,254	$11,061,429
Net realized gain (loss) on investments, affiliated investments, futures contracts, securities sold short, swap contracts and foreign currency	(405,057)	2,624,397
Net change in unrealized appreciation/depreciation on investments, affiliated investments, futures contracts, securities sold short, swap contracts and foreign currency	(4,177,861)	165,880
Net increase in net assets resulting from operations	10,378,336	13,851,706

Distributions to Shareholders:
Distributions:[1]	(14,532,481)
Total distributions to shareholders	(14,532,481)
From net investment income		(10,446,269)
Total distributions to shareholders		(10,446,269)

Capital Transactions:
Net proceeds from shares sold	247,989,095	175,637,164
Reinvestment of distributions	11,913,783	8,472,398
Cost of shares redeemed[2]	(169,246,751)	(83,262,734)
Net increase in net assets from capital transactions	90,656,127	100,846,828

Total increase in net assets	86,501,982	104,252,265

Net Assets:
Beginning of period	458,327,915	354,075,650
End of period[3]	$544,829,897	$458,327,915

Capital Share Transactions:
Shares sold	25,150,977	17,793,896
Shares reinvested	1,214,672	860,852
Shares redeemed	(17,217,687)	(8,435,831)

Net increase in capital share transactions	9,147,962	10,218,917

[1]	The SEC eliminated the requirements to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $0 and $3,927, respectively.
[3]	For the year ended January 31, 2018, net assets included accumulated undistributed net investment income of $1,036,180. The SEC eliminated the requirements to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended January 31,				For the Period February 28, 2014* through January 31, 2015
	2019	2018	2017	2016

Net asset value, beginning of period	$9.90	$9.81	$9.37	$9.87	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.29	0.27	0.36	0.32	0.31
Net realized and unrealized gain (loss)	(0.08)	0.07	0.48	(0.51)	(0.19)
Net increase from reimbursement by affiliate for valuation error	-	-	0.01 [7]	-	-
Total from investment operations	0.21	0.34	0.85	(0.19)	0.12

Less Distributions:
From net investment income	(0.28)	(0.25)	(0.41)	(0.31)	(0.25)
Total distributions	(0.28)	(0.25)	(0.41)	(0.31)	(0.25)

Redemption fee proceeds[1]	-	- [3]	- [3]	- [3]	- [3]

Net asset value, end of period	$9.83	$9.90	$9.81	$9.37	$9.87

Total return[4]	2.11%	3.50%	9.39%	(2.02)%	1.25%[8]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$544,830	$458,328	$354,076	$465,743	$376,658

Ratio of expenses to average net assets (including brokerage expense, interest exepnse and interest on securities sold short):
Before fees waived and expenses absorbed[5,6]	0.80%	0.81%	0.84%	0.80%	0.76%[9]
After fees waived and expenses absorbed[5,6]	0.77%	0.76%	0.77%	0.79%	0.75%[9]

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed[2]	2.89%	2.65%	3.69%	3.24%	3.38%[9]
After fees waived and expenses absorbed[2]	2.92%	2.70%	3.76%	3.25%	3.39%[9]

Portfolio turnover rate	214%	361%	202%	59%	14%[8]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended January 31, 2017, 0.11% of the Fund's total return consists of a reimbursement by an affiliate for valuation error.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If brokerage expense, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.02%, 0.01%, 0.05% and 0.05% for the fiscal years ended January 31, 2019, 2018, 2017, and 2016, respectively, and 0.00% for the period ended January 31, 2015.
[7]	The Advisor reimbursed the Fund $226,661 for losses from a valuation error during the fiscal year ended January 31, 2017.
[8]	Not annualized.
[9]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2019

Note 1 – Organization

Palmer Square Income Plus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and capital appreciation. The Fund commenced investment operations on February 28, 2014.

The Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $94,313,788 transfer of shares of the Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

(e) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund did not enter into any transactions in written swaptions contracts for the year ended January 31, 2019.

(f) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund did not enter into any transactions in written options contracts for the year ended January 31, 2019.

(g) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

(h) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. During the open years ended January 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

(j) Other

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost. As of January 31, 2019, the Fund had unfunded loan commitments as noted in the Schedule of Investments.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(k) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until May 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended January 31, 2019, the Advisor waived advisory fees totaling $142,783. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At January 31, 2019, the amount of these potentially recoverable expense was $474,071. The Advisor may recapture all or a portion of the following amounts no later than January 31, of the years stated below:

2020	$139,704
2021	191,584
2022	142,783
Total	$474,071

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, and transfer agency services for the year ended January 31, 2019 are reported on the Statement of Operations.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended January 31, 2019, the total fees reduced by earning credits were $9,200. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended January 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended January 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At January 31, 2019, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$556,744,231

Gross unrealized appreciation	$1,445,065
Gross unrealized depreciation	(3,263,814)

Net unrealized depreciation on investments	$(1,818,749)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ 1,769	$ (1,769)

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

As of January 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,492,543
Undistributed long-term capital gains	-
Tax accumulated earnings	1,492,543

Accumulated capital and other losses	(20,577,609)
Unrealized depreciation on investments and securities sold short	(1,818,749)
Total accumulated deficit	$(20,903,815)

The tax character of distributions paid during the fiscal years ended January 31, 2019 and January 31, 2018 was as follows:

Distribution paid from:	2019	2018
Ordinary income	$14,532,481	$10,446,269
Long-term capital gains	-	-
Total distributions paid	$14,532,481	$10,446,269

As of January 31, 2019, the Fund had a short-term capital loss carryover of $7,006,097 and a long-term capital loss carryforward of $13,571,512. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions

For the year ended January 31, 2019, purchases and sales of investments, excluding short-term investments, futures contracts, and swap contracts were $750,351,258 and $699,869,523, respectively. Securities sold short and short securities covered were $144,069,270 and $187,110,119, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended January 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee

Effective April 3, 2017, the Fund no longer charges redemption fees. Prior to April 3, 2017, the Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase. For the year ended January 31, 2018 the Fund received $3,927 in redemption fees.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$81,221,586	$-	$81,221,586
Bonds
Asset-Backed Securities	-	215,717,200	2,606,287	218,323,487
Commercial Mortgage-Backed Securities	-	37,989,380	-	37,989,380
Corporate**	-	99,527,553	-	99,527,553
Residential Mortgage-Backed Securities	-	6,007,015	-	6,007,015
Commercial Paper	-	96,307,847	-	96,307,847
Short-Term Investments	19,223,643	-	-	19,223,643
Total Investments	19,223,643	536,770,581	2,606,287	558,600,511
Total Assets	$19,223,643	$536,770,581	$2,606,287	$558,600,511

Liabilities
Securities Sold Short
U.S. Government Securities	$-	$3,675,029	$-	$3,675,029
Total Securities Sold Short	-	3,675,029	-	3,675,029
Total Liabilities	$-	$3,675,029	$-	$3,675,029

**	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of January 31, 2018	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	(8,989)
Net purchases	3,000,000
Net sales	-
Principal paydown	(384,724)
Amortization	-
Balance as of January 31, 2019	$2,606,287

Transfers into, or out of, Level 3 are recognized at the end of the reporting period.

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2019:

Fair Value January 31, 2019	Valuation Methodologies	Unobservable Input(1)	Input Range/Value	Impact to Valuation from an increase in Input(1)
$2,606,287	Market Approach	Broker Quote	-	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of derivative instruments on the Statement of Operations for the year ended January 31, 2019 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$282,187	$282,187
Swap contracts	27,746	-	-	-	27,746
	$27,746	$-	$-	$282,187	$309,933

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Futures contracts	$-	$-	$-	$(166,247)	$(166,247)
Swap contracts	(88,599)	-	-	-	(88,599)
	$(88,599)	$-	$-	$(166,247)	$(254,846)

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of January 31, 2019 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$1,020,000
Interest rate contracts	Futures contracts	Notional amount	$(14,606,071)

Palmer Square Income Plus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2019

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund did not hold any swap contracts as of January 31, 2019.

Note 12 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fee for the period ended January 31, 2019 is disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the period ended January 31, 2019.

Note 13 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework

- Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 14 – Events Subsequent to Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Income Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Income Plus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 1, 2019

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Results of Shareholder Meeting

On December 17, 2018, shareholders of the Fund approved the reappointment of Palmer Square Capital Management LLC as investment advisor to the Fund. The percentage of share outstanding and entitled to vote that were present by proxy was 60.76%. The number of shares voted were as follows:

For	Against	Abstain	Total
33,207,856	77,008	62,492	33,347,356

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 14 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	4	Investment Managers Series Trust II, a registered investment company (includes 14 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Strategic Credit Fund, Palmer Square Ultra-Short Duration Investment Grade Fund and Palmer Square SSI Alternative Income Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements

At an in-person meeting held on June 20-21, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Palmer Square Capital Management, LLC (the “Investment Advisor”) with respect to the Palmer Square Income Plus Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire.

In addition, at an in-person meeting held on October 24, 2018, the Board, including the Independent Trustees, unanimously approved a new advisory agreement (the “New Advisory Agreement”) between the Trust and the Investment Advisor with respect to the Fund, in connection with a pending management buy-out of Montage Investments, LLC’s majority ownership interest in the Investment Advisor, which was held indirectly by the Bicknell Family Holding Company, LLC, the owner of Montage Investments (the “Transaction”). Under the 1940 Act, the closing of the Transaction would result in a change of control of the Investment Advisor and the automatic termination of the existing Advisory Agreement. The New Advisory Agreement is substantially the same as the Advisory Agreement, except that the New Advisory Agreement would be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period. The Board approved the New Advisory Agreement subject to the approval of the Fund’s shareholders. The Fund’s shareholders approved the New Advisory Agreement at a meeting held on December 17, 2018, and the Investment Advisor began providing services to the Fund under the New Advisory Agreement on December 31, 2018, upon the closing of the Transaction.

In approving renewal of the Advisory Agreement and approving the New Advisory Agreement, the Board, including the Independent Trustees, determined that each such approval was in the best interests of the Fund and its shareholders.

Advisory Agreement

Background

In advance of the June meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Aggregate Bond Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Nontraditional Bond fund universe (the “Fund Universe”) for the one- and three-year periods ended March 31, 2018; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and the Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was higher than the Bloomberg Barclays U.S. Aggregate Bond Index return and the Peer Group median return, and the same as the Fund Universe median return. The Fund’s total return for the one-year period was higher than the Index return and the same as the Peer Group median return, but below the Fund Universe median return by 0.27%. The Trustees noted that the Fund had earned five-star ratings from Morningstar, Inc. for 2017 and for the year-to-date period ended March 31, 2018. The Trustees also considered Broadridge’s observation that the Nontraditional Bond Fund Universe comprises many different types of funds, and that comparisons to the Peer Group and the Fund’s benchmark are important to consider in addition to the Fund Universe comparisons.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee was equal to or higher than the fees the Investment Advisor charges to manage separate accounts for institutional clients with similar objectives and policies as the Fund, and higher than the fee the Investment Adviser will charge to manage a new collective investment trust utilizing the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor provides more services to the Fund than it does to separately managed accounts. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than both the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2018, noting that the Investment Advisor had waived a portion of its advisory fee. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Palmer Square Income Plus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

New Advisory Agreement

In reviewing the New Advisory Agreement at the October meeting, the Trustees considered that Chris Long and Angie Long, the principals and senior management of the Investment Advisor, reached an agreement with Montage Investments to buy its majority ownership interest in the Investment Advisor; that the Transaction would result in a change of control of the Investment Advisor that would result in the termination of the Advisory Agreement; that the Investment Advisor had represented that neither the investment objectives nor the investment strategies of the Fund would change as a result of the Transaction; and that the Investment Advisor was not anticipating any changes to the day-to-day operations of the Investment Advisor as a result of the Transaction.

In considering the New Advisory Agreement, the Board reviewed information and a presentation by representatives of the Investment Advisor regarding the Transaction and the Investment Advisor’s financial condition. The Board noted that no changes to the Fund’s advisory fee or expense caps were being proposed in connection with the Transaction. In addition, the Board noted that the Investment Advisor did not expect the Transaction to result in any changes to the day-to-day management of the Fund, the advisory personnel responsible for managing the Fund, or the profitability to the Investment Advisor of its relationship with the Fund. The Board considered the Investment Advisor’s belief that it had the necessary resources to operate autonomously from Montage Investments, LLC and Bicknell Family Holding Company, LLC. In particular, the Board noted that during the past year the Investment Advisor had internalized almost all of the services previously provided by Montage Investments, LLC and Bicknell Family Holding Company, LLC. In addition, the Board reviewed information regarding the Investment Advisor’s expected revenues and expenses for 2018, as well as the estimated principal and interest payments on loans related to the Transaction for the first 12 months following the Transaction. The Board also considered the Investment Advisor’s indication that it did not anticipate that the Transaction would result in any material changes to the information it previously presented to the Board in connection with the Board’s annual review of the Advisory Agreement in June 2018, which the Board also reviewed.

Based on its review, including its consideration of the fact that the Investment Advisor’s compensation under the proposed New Advisory Agreement with respect to the Fund is the same as its compensation under the Advisory Agreement, the Board and the Independent Trustees concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund after the Transaction, and that in light of the services to be provided by the Investment Advisor to the Fund, the compensation to be paid to it under the New Advisory Agreement with respect to the Fund is fair and reasonable, and that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees approved the New Advisory Agreement.

Palmer Square Income Plus Fund

EXPENSE EXAMPLE

For the Six Months Ended January 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/18	1/31/19	8/1/18 – 1/31/19
Actual Performance*	$ 1,000.00	$ 1,010.50	$ 3.92
Hypothetical (5% annual return before expenses)	1,000.00	1,021.30	3.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Income Plus Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388

Privacy Principles of the Palmer Square Income Plus Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Income Plus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Income Plus Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2019	FYE 1/31/2018
Audit Fees	$20,700	$26,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2019	FYE 1/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 1/31/2019	FYE 1/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	4/11/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	4/11/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	4/11/2019